UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2004

TRIO-TECH INTERNATIONAL

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631

(Commission File Number)	(IRS Employer Identification No.)

14731 Califa Street, Van Nuys, California	91411

(Address of Principal Executive Offices)	(Zip Code)

(818) 787-7000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 22, 2004, Trio-Tech International issued a press release announcing its financial results for the fiscal year ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report, including the exhibit hereto, shall not be incorporated by reference into any registration statement or other document filed with the Commission.

14731 Califa Street, Van Nuys, CA 91411, USA • TEL: (818) 787-7000 • FAX (818) 789-9130

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2004

TRIO-TECH INTERNATIONAL

	By:	/s/ VICTOR H. M. TING

Vice President, Chief Financial Officer
(Principal Financial Officer)

14731 Califa Street, Van Nuys, CA 91411, USA • TEL: (818) 787-7000 • FAX (818) 789-9130

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release

14731 Califa Street, Van Nuys, CA 91411, USA • TEL: (818) 787-7000 • FAX (818) 789-9130